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                                                                    Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS


         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 14, 1997, in the Registration Statement (Form SB-2 No. 333-00000) and related Prospectus of USA Technologies, Inc. dated March 26, 1998.



                                               /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
March 26, 1998